FMI MUTUAL FUNDS, INC.
                          SUPPLEMENT TO THE PROSPECTUS

                              Dated August 27, 2002

       FMI AAM Palm Beach Total Return Fund (the "Fund"), a series of FMI Mutual Funds, Inc., a Wisconsin corporation (the "Company"), has given notice that a special meeting of shareholders will be held on September 9, 2002 (the "Special Meeting"). At the Special Meeting, the Fund's shareholders will be asked to vote upon the following proposals:

       1. A proposal to approve a new sub-advisory agreement for the Fund with Provident Trust Company, a Wisconsin corporation;

       2. A proposal to approve an amendment to the Fund's investment advisory agreement reducing the investment adviser's fee and modifying the adviser's reimbursement obligations; and

       3. A proposal to approve changing the Fund's classification from "diversified" to "non-diversified."

       The shareholders will also consider and act on any other business that properly comes before the Special Meeting. Following the Special Meeting (and any adjournments), assuming the shareholders approve the proposals, the Company will change the designated name of the Fund to "FMI Provident Trust Strategy Fund."

       A proxy statement dated August 19, 2002, contains additional information regarding the above proposals. You may obtain a copy of the proxy statement without charge by writing to the Company at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-811-5311.

       The date of this Supplement is August 27, 2002.